SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                               __________________

        Date of Report (Date of earliest event reported): March 31, 2006

                                   ICOA, Inc.
               (Exact Name of Registrant as Specified in Charter)

        Nevada                         0-32513              87-0403239
  (State or other jurisdiction     (Commission           (IRS Employer
     of incorporation)               File Number)          Identification No.)

    111 Airport Road, Warwick, Rhode Island                  02889
   (Address of principal executive offices)                (Zip code)

                                 (401) 352-2300
               Registrant's telephone number, including area code


                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 - REGULATION FD DISCLOSURE

     On March 31, 2006, ICOA, Inc. issued a press release. The press release is attached to this Form 8-K as Exhibit 99.3 and is incorporated herein solely for purposes of this Item 7.01 disclosure.


ITEM 8.01 - OTHER EVENTS

     Please see the disclosure set forth under "Item 7.01 Regulation FD Disclosure," which is incorporated into this Item 8.01 by this reference.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits


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99.3 Press Release dated March 31, 2006                    Provided herewith
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ICOA, INC.

Date:    March 31, 2006                         By:      /s/ Rick Schiffmann
                                                         -----------------------
                                                Name:    Rick Schiffmann
                                                Its:     Chief Executive Officer